                                                                      Exhibit 21

                   BURLINGTON NORTHERN SANTA FE CORPORATION
                   ----------------------------------------
                           BURLINGTON NORTHERN INC.
                           ------------------------
                         SANTA FE PACIFIC CORPORATION
                         ----------------------------

                   SUBSIDIARIES OF BURLINGTON NORTHERN INC.
                   ----------------------------------------




BN LEASING CORPORATION (DE)                                                100%
- ----------------------

BURLINGTON NORTHERN INTERNATIONAL SERVICES, INC. (DE)                      100%
- ------------------------------------------------

BURLINGTON NORTHERN - MEXICO INC. (DE)                                     100%
- ---------------------------------

BURLINGTON NORTHERN RAILROAD COMPANY (DE)                                  100%
- ------------------------------------

     THE BELT RAILWAY COMPANY OF CHICAGO (IL)                              8.3%
     BURLINGTON NORTHERN DOCK CORPORATION (DE)                             100%
     BURLINGTON NORTHERN (MANITOBA) LIMITED (MANITOBA)                     100%
     BURLINGTON NORTHERN RAILROAD HOLDINGS, INC. (DE)                      100%
     BURLINGTON NORTHERN WORLDWIDE, INC. (DE)                              100%
     CAMAS PRAIRIE RAILROAD COMPANY (OR)                                    50%
     ELECTRO NORTHERN, INC. (DE)                                           100%
     HOUSTON BELT & TERMINAL RAILWAY COMPANY (TX)                           24%
     IOWA TRANSFER RAILWAY COMPANY (IA)                                     25%
     KANSAS CITY TERMINAL RAILWAY COMPANY (MO)                           16.67%
     LONGVIEW SWITCHING COMPANY (WA)                                        50%
     M T PROPERTIES, INC. (MN)                                            37.8%
     NORTHERN RADIO LIMITED (BRITISH COLUMBIA)                             100%
     PADUCAH & ILLINOIS RAILROAD COMPANY (KY)                             33.3%
     PORTLAND TERMINAL RAILROAD COMPANY (OR)                                40%
     TERMINAL RAILROAD ASSOCIATION OF ST. LOUIS (MO)                      14.3%
     TTX COMPANY (DE)                                                      6.2%
     WESTERN FRUIT EXPRESS COMPANY (DE)                                    100%
     THE WICHITA UNION TERMINAL RAILWAY COMPANY (KS)                        33%
     WINONA BRIDGE RAILWAY COMPANY (MN)                                    100%

BURLINGTON NORTHERN RELOCATION SERVICES INC. (TX)                          100%
- --------------------------------------------

INB CORP. (NV)                                                             100%
- ---------

M-R HOLDINGS ACQUISITION COMPANY (DE)                                      100%
- --------------------------------

MIDWEST/NORTHWEST PROPERTIES INC. (DE)                                     100%
- ---------------------------------


                  SUBSIDIARIES OF SANTA FE PACIFIC CORPORATION
                  --------------------------------------------

PINE CANYON LAND COMPANY (DE)                                              100%
- ------------------------

SANTA FE PACIFIC INSURANCE COMPANY  (VT)                                   100%
- -----------------------------------

THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY (DE)                     100%
- -------------------------------------------------
     ALAMEDA BELT LINE (CA)                                                 50%
     AUBREY WATER COMPANY (DE)                                             100%
     THE BELT RAILWAY COMPANY OF CHICAGO (IL)                             8.33%
     CENTRAL CALIFORNIA TRACTION COMPANY (CA)                             33.3%
     THE DODGE CITY AND CIMARRON VALLEY RAILWAY COMPANY (KS)               100%
     THE GULF AND INTER-STATE RAILWAY COMPANY OF TEXAS (TX)                100%
     HOUSTON BELT & TERMINAL RAILWAY COMPANY (TX)                           25%
     KANSAS CITY TERMINAL RAILWAY COMPANY (MO)                            8.33%
     LOS ANGELES JUNCTION RAILWAY COMPANY (CA)                             100%
     THE OAKLAND TERMINAL RAILWAY (CA)                                      50%
     OKLAHOMA CITY JUNCTION RAILWAY COMPANY (OK)                           100%
     RIO GRANDE, EL PASO AND SANTA FE RAILROAD COMPANY (TX)                100%
     ST. JOSEPH TERMINAL RAILROAD COMPANY (MO)                              50%
     SANTA FE FORWARDING COMPANY (DE)                                      100%
     SANTA FE RAIL EQUIPMENT COMPANY (DE)                                  100%
     SANTA FE RECEIVABLES CORPORATION (DE)                                 100%
     SANTA FE TERMINAL SERVICES, INC. (DE)                                 100%
     STAR LAKE RAILROAD COMPANY (DE)                                       100%
     SUNSET RAILWAY COMPANY (CA)                                            50%
     TEXAS CITY TERMINAL RAILWAY COMPANY (TX)                             33.3%
     TTX COMPANY (DE)                                                     10.9%
     THE WICHITA UNION TERMINAL RAILWAY COMPANY (KS)                      33.3%

CONSTELLATION 130, INC. (CA)                                               100%
- -----------------------

LIMITED PARTNERSHIP MANAGEMENT,INC. (DE)                                   100%
- -----------------------------------

SANTA FE PACIFIC RAILROAD COMPANY (ACT OF CONGRESS)                        100%
- ---------------------------------

SFP PIPELINE HOLDINGS, INC. (DE)                                           100%
- ---------------------------
     SANTA FE PACIFIC PIPELINES, INC. (DE)                                 100%

SUNSET COMMUNICATIONS COMPANY (DE)                                         100%
- -----------------------------

WALKER-KURTH LUMBER COMPANY (TX)                                           100%
- ---------------------------

THE ZIA COMPANY (DE)                                                       100%
- ---------------
